REPORT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-42712) of Radiant Energy Corporation of our report dated December 22, 2000 included in this Annual Report on Form 10-KSB.

Hamilton, Canada January 26, 2001	s/ Ernst & Young LLP